UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2023

DRIVEN BRANDS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39898	47-3595252
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700

Charlotte, North Carolina 28202

(Address of principal executive offices) (Zip Code)

(704) 377-8855

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2023, Driven Brands Holdings Inc. (the “Company”), issued a press release announcing that it had elected Damien Harmon to its Board of Directors (the “Board”), effective January 1, 2024. Upon his election, Mr. Harmon will also serve as a member of the Board’s Compensation Committee. Mr. Harmon brings extensive experience in retail operations and in creating and maintaining extraordinary customer experiences.

Mr. Harmon, 45, has served as the senior executive vice president of customer, channel experiences & enterprise services for Best Buy Co. Inc. since April 2023. In this role, he is responsible for the end-to-end customer experience and the work that enhances every interaction with Best Buy customers and employees. Mr. Harmon first joined Best Buy in 2005 and has held roles of increasing responsibility during his tenure, including as the President of Operations from 2020-2021 and Executive Vice President Omnichannel from 2021 - 2023. From 2014-2018, Mr. Harmon held roles of increasing responsibility at Bridgestone, including as Chief Operations Officer of Bridgestone Retail Operations, LLC and as the President of GCR, the Bridgestone Commercial Division. Mr. Harmon then returned to Best Buy in January 2019 as the Senior Vice President of Workforce Design.

Mr. Harmon will receive compensation as a non-employee director of the Company as described in the Company’s 2023 Proxy Statement on Schedule 14A, filed March 29, 2023 (the “Proxy Statement”).

In connection with his election to the Board, the Company will enter into an indemnification agreement with Mr. Harmon. A copy of the form of indemnification agreement is filed as Exhibit 10.13 to Driven Brands Holdings Inc.’s Registration Statement on Form S-1, filed December 22, 2020 and is incorporated herein by reference. For a description of this indemnification agreement, see the Proxy Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Indemnification Agreement by and among Driven Brands Holdings Inc. and each of its directors and executive officers (incorporated by reference from Exhibit 10.13 to Driven Brands Holdings Inc.’s Registration Statement on Form S-1, filed December 22, 2020).

99.1	Press release dated December 19, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: December 19, 2023	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, General Counsel and Secretary